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Ocwen Asset Investment Corp.
1675 Palm Beach Lakes Boulevard
West Palm Beach, FL 33401
NASDAQ Symbol: OAIC                                                   Exhibit 99
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NEWS RELEASE: IMMEDIATE                                            JULY 29, 1997

OCWEN ASSET INVESTMENT CORP. REPORTS ITS INITIAL QUARTERLY RESULTS

Ocwen Asset Investment Corp. ("OAIC") today reported funds from operations of $0.11 per share for the period from the date of the closing of its initial public offering on May 19, 1997 to June 30, 1997. Net income for this period was $2.1 million, or $0.11 per share. Christine Reich, OAIC President stated, "We are pleased with our earnings per share based on the short period since our initial public offering, as well as our investments to date of $67.0 million."

FIRST QUARTER RESULTS AT A GLANCE:

For the quarter ended June 30, 1997 (dollars in thousands, except per share data):

           Operating Results:
                                                                       PER SHARE
                                                                   -------------

           Total Income                                  $  2,482             --
           Expenses                                           422             --
           ---------------------------------------------------------------------
           Net Income                                       2,060          $ .11

           Funds From Operations (FFO)                      2,087          $ .11

           Summary of Financial Position:

           Cash & Cash Equivalents                       $220,525
           Securities available for sale                   58,454
           Loan, Net                                        8,545
           Total Shareholders Equity                      287,532

RECENT DEVELOPMENTS:

OAIC is currently performing due diligence on a variety of assets including subordinate securities, mezzanine loans and office, retail and multifamily properties in San Francisco, Florida, Massachusetts and New York.

OAIC  is  a  newly  formed  real  estate   investment   trust   specializing  in
opportunistic real estate investments.

ATTACHED ARE THE INTERIM UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS.

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Contacts                      Christine A. Reich                  (561) 681-8957
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                                David A. Holt                     (561) 681-8603


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                          OCWEN ASSET INVESTMENT CORP.
                  CONSOLIDATED STATEMENT OF FINANCIAL CONDITION

Assets

Cash                                                             $    503,606
Interest bearing deposits                                          19,518,297
Repurchase agreements                                             200,000,000
Securities available for sale, at market value                     58,545,498
Discount loan portfolio, net                                        8,545,340
Principal and interest receivable                                     962,299
Other assets                                                          233,839
                                                                 ------------
                                                                 $288,308,879
                                                                 ============
Liabilities and Stockholders' Equity

Liabilities:
Accrued Liabilities                                              $    776,846

Commitments and contingencies

Stockholders' Equity:
Preferred stock, $.01 par value; 25,000,000 shares authorized;
    0 shares issued and outstanding                                      --
Common Stock, $.01 par value; 200,000,000 shares authorized;
    19,125,000 shares issued and outstanding at June 30, 1997         191,250
Additional paid-in capital                                        283,496,750
Retained earnings                                                   2,060,224
Unrealized gain on securities available for sale                    1,783,809
                                                                 ------------
  Total stockholders' equity                                      287,532,033
                                                                 ------------
                                                                 $288,308,879
                                                                 ============

                           OCWEN ASSET INVESTMENT CORP
                      CONSOLIDATED STATEMENT OF OPERATIONS
                  for the period May 19, 1997 to June 30, 1997


Revenue:
Repurchase agreements and short term investments                 $  1,397,128
Securities available for sale                                       1,005,184
Discount loans                                                         80,495
                                                                 ------------
   Total Revenue                                                    2,482,807

Expenses:
Management fees                                                       341,000
Due Diligence                                                          47,921
Other general and administrative                                       33,662
                                                                 ------------
   Total expenses                                                     422,583
                                                                 ------------
Net Income                                                       $  2,060,224
                                                                 ============

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Contacts                      Christine A. Reich                  (561) 681-8957
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                                David A. Holt                     (561) 681-8603


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